

Omnicare

First Quarter 2014 Financial Results

Supplemental Slides

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is attached to our press release and posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare

Table of Contents

Omnicare

First-Quarter 2014 Highlights[1]

- Revenue of $1,571M; 7.7% year-over-year increase
- Gross profit of $358.5M; gross margin of 22.8%
- Adjusted EBITDA of $177.7M; 10.4% year-over-year increase
- Adjusted operating income of $150.1M; 11.2% year-over-year increase
- Adjusted cash earnings per diluted share of $0.91; 8.3% higher than 1Q13 cash earnings of $0.84
  - $1.3M (or $.01 per diluted share) YOY decline in 1Q14 cash EPS adjustments
- Cash flows from operations of $171.6M (61% YOY increase)
  - 114% of adjusted operating income
- Long-Term Care Group first-quarter performance:
  - Net sales 4.4% higher vs. 1Q13; generic dispensing rate of 83.6%
  - 28.3M prescriptions dispensed increased 1.4% sequentially
- Specialty Care Group first-quarter performance:
  - Net sales increased 20% year-over-year to $379.7M
  - Operating income of $31.7M; 13% year-over-year increase

1. All first-quarter 2014 results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Operating Metrics

Script Data[1]

(In thousands, except %s)	Sequential 1Q 2014	Sequential 4Q 2013	Increase / (Decrease)	Prior Year 1Q 2013	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed	20,853	20,404	2.2%	20,672	0.9%
Branded scripts dispensed	4,107	4,215	(2.6%)	4,297	(4.4%)
Over-the-counter scripts dispensed	3,346	3,294	1.6%	3,469	(3.5%)
Total LTC Group scripts	28,306	27,913	1.4%	28,438	(0.5%)
Calendar days	90	92	(2.2%)	90	0.0%
LTC scripts per calendar day	315	303	4.0%	316	(0.3%)
Generic dispensing rate [2]	83.6%	82.9%	70 bps	82.8%	80 bps



Generic Dispensing Rate (1)
85.0%
82.5%
80.0%
77.5%
75.0%
77.4%
83.6%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
Generic Dispensing Rate (GDR)

- *LTC scripts were 1.4% higher sequentially, reflecting large customer onboarding in January 2014; offset partially by decreased utilization levels*
- *LTC scripts declined 0.5% year-over-year as a result of a large assisted living customer that shifted from a bi-weekly to monthly dispensing; excluding this impact year-over-year script would have increased 0.6%*
- *Generic dispensing rate increased 70 bps sequentially as Omnicare continues to effectively utilize low cost generic medications*

1. From continuing operations
2. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.

Omnicare

Gross Profit & Adjusted Operating Income(1)(2)

In millions, except per share data and %s	Sequential 1Q 2014	Sequential 4Q 2013	Increase / (Decrease)	Prior Year 1Q 2013	Increase / (Decrease)
Net sales	$ 1,571.0	$ 1,536.2	2.3%	$ 1,458.9	7.7%
Cost of sales	1,212.6	1,176.5	3.1%	1,109.2	9.3%
Gross profit	$ 358.5	$ 359.7	(0.3%)	$ 349.7	2.5%
Rate	22.82%	23.41%	-59 bps	23.97%	-115 bps
SG&A expenses	186.8	190.9	(2.1%)	190.7	(2.0%)
Provision for doubtful accounts	21.6	24.4	(11.5%)	24.0	(10.0%)
Adjusted operating income from continuing operations(3)	150.1	144.3	4.0%	135.0	11.2%
Rate	9.55%	9.39%	16 bps	9.25%	30 bps

- *Net sales increased 7.7% year-over-year to $1,571M*
- *Gross profit of $358.5M increased $8.8M over 1Q13 due primarily to the improved volumes and greater purchasing efficiencies*
- *SG&A expense of $186.8M decreased 2.0% from 1Q13 or 118 basis points lower as a percentage of net sales*
- *Adjusted operating income increased 11.2% year-over-year to $150.1M; operating margin increased 30 basis points vs. 1Q13*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. All results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.
3. Does not include cash-based EPS adjustment for amortization of intangibles

Omnicare

Adjusted Net Income & Cash EPS(1)(2)

In millions, except per share data and %s	Sequential 1Q 2014	Sequential 4Q 2013	Increase / (Decrease)	Prior Year 1Q 2013	Increase / (Decrease)
Adjusted operating income from continuing operations	$ 150.1	$ 144.3	4.0%	$ 135.0	11.2%
Adjusted interest expense, net of investment income	(23.3)	(23.8)	(2.1%)	(23.4)	(0.4%)
Adjusted income before income taxes	126.8	120.6	5.1%	111.6	13.6%
Income taxes	(48.8)	(47.3)	3.2%	(43.2)	13.0%
Income from continuing operations	78.0	73.2	6.6%	68.4	14.0%
Income from discontinued operations	1.0	2.7	(63.0%)	6.0	(83.3%)
Net income	79.0	75.9	4.1%	74.5	6.0%
Intangible asset amortization - after tax	4.9	5.0	(2.0%)	5.2	(5.8%)
Goodwill amortization - tax deduction	7.0	8.5	(17.6%)	9.4	(25.5%)
Contingent convertible debenture interest - tax deduction	8.1	7.6	6.6%	6.6	22.7%
Adjusted cash earnings from continuing operations	98.0	94.3	3.9%	89.7	9.3%
Weighted average diluted shares outstanding	107.7	109.0	(1.2%)	107.5	0.2%
Adjusted cash earnings per diluted share from continuing operations	**$ 0.91**	**$ 0.87**	**4.6%**	**$ 0.84**	**8.3%**
Adjusted cash earnings per diluted share from discontinued operations	$ 0.01	$ 0.03	(66.7%)	$ 0.06	(83.3%)
Adjusted cash earnings per diluted share	$ 0.92	$ 0.90	2.2%	$ 0.90	2.2%
Adjusted operating income from continuing operations	$ 150.1	$ 144.3	4.0%	$ 135.0	11.2%
Adjusted depreciation and amortization	27.6	27.4	0.7%	25.9	6.6%
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") from continuing operations	177.7	171.7	3.5%	160.9	10.4%

- *1Q14 adjusted cash earnings increased 9.3% year-over-year to $98.0M*
  - *Cash EPS adjustments were $20.0M in 1Q14; 6.3% year-over-year decrease*
- *Adjusted cash earnings per diluted share from continuing operations of $0.91 increased 8.3% over 1Q13*
  - *1Q14 weighted average diluted share count relatively consistent with 1Q13*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. All results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Adjusted Operating Income by Segment (1)

In millions, except %s	Sequential 1Q 2014	Sequential 4Q 2013	Increase / (Decrease)	Prior Year 1Q13	Increase / (Decrease)
Long-Term Care Group					
Net sales	$ 1,191.3	$ 1,169.1	2%	$ 1,141.6	4%
Adjusted operating income(2)	162.1	160.4	1%	155.2	4%
Rate	13.61%	13.72%	-11 bps	13.59%	2 bps
In whole numbers					
Per script data:					
Net sales / script	$ 42.09	$ 41.88	0.5%	$ 40.14	4.9%
Adjusted operating income / script (2)	$ 5.73	$ 5.75	(0.3%)	$ 5.46	4.9%
In millions, except %s					
Specialty Care Group					
Net sales	$ 379.7	$ 366.9	3%	$ 316.7	20%
Adjusted operating income(2)	31.7	31.2	2%	28.1	13%
Rate	8.35%	8.50%	-15 bps	8.88%	-53 bps

- *Long-Term Care net sales increased 4.4% year-over-year to $1,191M as a result of branded drug price inflation outpacing the introduction of new generics*
  - *Adjusted operating income per script of $5.73 increased 4.9% year-over-year as a result of operating leverage resulting from script volume increases and continued standardization efficiency gains*
- *Specialty Care Group 1Q14 revenue increased 20% year-over-year to $379.7M, primarily due to robust growth in our specialty pharmacy platform*
  - *Adjusted operating income of $31.7M represents a 13% increase from 1Q13; solid year-over-year growth trends in all four platforms in the Specialty Care Group*
- *Adjusted operating loss for the Corporate/Other segment in 1Q14 was $43.8M*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. All results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Cash Flows (1)

In millions, except %s	Sequential 1Q 2014	Sequential 4Q 2013	Increase / (Decrease)	Prior Year 1Q 2013	Increase / (Decrease)
Net income / (Loss)	$ 63.8	$ (83.7)	(176.2%)	$ 54.4	17.3%
(Income) / Loss from discontinued operations	$ (0.1)	$ 142.3	(100.1%)	$ (6.0)	(98.3%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	13.9	14.4	(3.5%)	13.1	6.1%
Amortization expense	19.8	19.1	3.7%	18.9	4.8%
Loss from disposition	-	3.2	(100.0%)	-	-
Debt redemption costs, net	-	0.6	(100.0%)	-	-
Deferred tax provision	19.0	(0.3)	(6433.3%)	20.0	(5.0%)
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of businesses	55.2	(72.1)	(176.6%)	6.2	790.3%
Net cash flows from operating activities of continuing operations	171.6	23.5	630.2%	106.5	61.1%
Net cash flows from (used in) operating activities of discontinued operations	5.9	(11.1)	(153.2%)	2.4	145.8%
Net cash flows from operating activities	177.5	12.4	1331.5%	108.9	63.0%
Capital expenditures	26.2	21.7	20.7%	22.4	17.0%
Dividends paid	19.6	19.9	(1.5%)	14.5	35.2%
Free cash flow from continuing operations (2)	$ 125.8	$ (18.1)	(795.0%)	$ 69.6	80.7%

- *Operating cash flows in the first-quarter of 2014 were $171.6M*
  - *Primarily driven by working capital improvements as inventory declined from its elevated level at the prior year-end*
- *Capital expenditures continued at elevated levels due to investments in standardization and automation initiatives*
- *Expect full-year 2014 operating cash flows to include approximately $120M settlement payments related to Gale settlement announced in 3Q13*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Omnicare

Cash Deployment

In millions, except %s	Sequential 1Q 2014	Sequential 4Q 2013	Increase / (Decrease)	Prior Year 1Q 2013	Increase / (Decrease)
Net cash flows from operating activities of continuing operations (reported)	$ 171.6	$ 23.5	630.2%	$ 106.5	61.1%
Capital expenditures	26.2	21.7	20.7%	22.4	17.0%
Acquisitions	-	0.1	(100.0%)	-	0.0%
Net debt and long term borrowings repayment (1)	44.3	7.2	515.3%	7.0	532.9%
Capital returned:					
Dividends paid	$ 19.6	$ 19.9	(1.5%)	$ 14.5	35.2%
Share repurchases, net	95.4	129.7	(26.4%)	0.3	31700.0%
Total capital returned	115.0	149.6	(23.1%)	14.8	677.0%
% of net cash flows from operating activities of continuing operations	*67.0%*	*636.6%*	*-56,958 bps*	*13.9%*	*5,312 bps*



Capital Returned to Stockholders (2)
(In millions, except %s)
$150
$100
$50
$-
3.0%
2.0%
1.0%
0.0%
1Q 2013
1Q 2014
Dividends Paid
Share Repurchases
% Returned

- *Repurchased 1.6 million shares of common stock for an aggregate amount of $95.4 million*
- *Returned 67% of cash flows from operations to stockholders through share repurchases and dividends*
- *Continued to invest in standardization and automation initiatives with $26M in capital expenditures*
- *As of March 31, 2014, Omnicare had $405 million of share repurchase authorization remaining*

1. Each period presented included required quarterly repayment of the term loan.
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / Average Market Capitalization 1Q14. Average Market Capitalization = Avg. Share Price 1Q14 * Diluted Average Shares Outstanding 1Q14.

Omnicare

Full-Year 2014 Guidance

	Previous Guidance[1]	Current Guidance[2]
• Net sales	$6.3B to $6.4B	$6.3B to $6.4B
• Adjusted cash earnings per diluted share from continuing operations[3]	$3.64 to $3.72	$3.64 to $3.72
• Cash flow from continuing operations[3][4]	$475M to $550M	$475M to $550M

1. Guidance provided on February, 19, 2014
2. Guidance provided on April 23, 2014
3. All results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.
4. Excluding the impact from settlement payments

Omnicare

Appendix

Capital Structure



Major Debt Maturity Schedule(1)
(in $ millions)
As of 9/30/10
As of 3/31/14
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
2045

Continue to focus on leveraging our strong balance sheet to spread out maturities and lower borrowing costs

1. Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of March 31, 2014 and are classified on the balance sheet as current debt.
2. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.

Omnicare

Working Capital Management

Five Quarter Trend[1]



Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)
45
40
35
30
25
20
15
10
5
75
70
65
60
55
50
45
40
35
30.2
31.5
32.5
40.1
32.9
49.6
44.5
42.9
41.7
43.3
1Q13
2Q13
3Q13
4Q13
1Q14
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

Inventories declined as expected following certain inventory purchasing initiatives in 4Q13

1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter)
DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter)

Omnicare

Selected Branded Drug Patent Expirations(1)

2014

1Q14 - Launched

Avelox
Detrol LA
Hectorol
Myfortic
Micardis IR
Epivir-HBV Tabs

2Q14 - Launched

Evista
Lovaza
Lunesta
Mepron
Xeloda

2014

TBD

Renagel
Renvela
Cellcept (Sol.)
Transderm-Scop

2Q14

Actonel
Nexium (Caps)

3Q14

Invega ER
Rapamune (1MG, 2MG)

4Q14

Exforge IR/HCT
Intuniv
Oxycontin

2015

Abilify
Aggrenox
Avodart
Celebrex
Copaxone
Diovan IR
Gleevec
Namenda IR
Oxytrol
Patanol
Travatan Z
Welchol
Zyvox

2016

Advair Diskus
Azilect
Crestor
Enablex
Kaletra (Tabs)
Seroquel XR
Zetia

1. All generic launches are subject to change due to litigation or pediatric exclusivity
Gray font indicates launch has already occurred.

Omnicare



Omnicare

First Quarter 2014 Financial Results

Supplemental Slides